UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2010

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

Effective January 6, 2010, the Company entered into two unsolicited transactions with holders of the Company’s 2.25% Contingent Convertible Senior Notes due 2038 (the “2.25% Convertible Notes”), to issue 298,500 shares of Common Stock, in exchange for $10,636,000 principal amount of the 2.25% Convertible Notes, representing 1.39% of the aggregate outstanding principal amount of the Company’s 2.25% Convertible Notes.  The transactions closed on January 11, 2010 and the $10,636,000 of the 2.25% Convertible Notes were retired upon receipt.  The issuance of the shares of Common Stock in these transactions was exempt from registration under the Securities Act of 1933 pursuant to Section 3(a)(9) under the Securities Act.

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation.

Effective May 4, 2010, the Company filed a Certificate of Elimination with the Oklahoma Secretary of State retiring 5,000 shares of 5.00% Cumulative Convertible Preferred Stock (Series 2005), par value $0.01 per share (the “Preferred Stock”).  The shares were acquired by the Company as the result of a mandatory conversion of the Preferred Stock into the Company’s Common Stock.  The Certificate of Elimination is attached hereto as Exhibit 3.1.1.

Also effective May 4, 2010, the Company filed a Certificate to Eliminate Certificate of Designation with the Oklahoma Secretary of State to eliminate from the Company’s Certificate of Incorporation all matters set forth in the Company’s Certificate of Designation of 5.00% Cumulative Convertible Preferred Stock (Series 2005) filed with the Oklahoma Secretary of State on April 18, 2005 with respect to the series of preferred stock of the company designated 5.00% Cumulative Convertible Preferred Stock (Series 2005), par value $0.01 per share.  The Certificate to Eliminate the Certificate of Designation is attached hereto as Exhibit 3.1.2.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.  See "Index to Exhibits" attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ JENNIFER M. GRIGSBY
Jennifer M. Grigsby
Senior Vice President, Treasurer and Corporate Secretary

Date:           May 4, 2010

EXHIBIT INDEX

Exhibit No.	Document Description

3.1.1*	Certificate of Elimination - 5.00% Cumulative Convertible Preferred Stock (Series 2005)

3.1.2*	Certificate to Eliminate Certificate of Designation – 5.00% Cumulative Convertible Preferred Stock (Series 2005)

* Filed herewith